Exhibit 99.1

Press Information 2211 H. H. Dow Way Midland, MI 48674 dow.com

Dow announces partnership with Macquarie Asset Management to launch Diamond Infrastructure Solutions

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A fund managed by Macquarie Asset Management to acquire an initial 40% stake in select Dow U.S. Gulf Coast infrastructure assets with an option to increase its equity stake to 49% within six months of closing

•	Dow is expected to receive initial cash proceeds of approximately $2.4 billion based on the initial transaction, with potential to receive up to approximately $3.0 billion in total

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Diamond Infrastructure Solutions will leverage Dow’s operational excellence and Macquarie Asset Management’s world-leading infrastructure expertise to generate growth opportunities by opening access to Dow’s U.S. Gulf Coast sites to third party customers

•	Proceeds to be deployed towards higher value-creating growth investments

MIDLAND, Mich. – December 9, 2024 – Dow (NYSE: DOW) today announced that it has entered into a definitive agreement to sell a 40% equity stake in select U.S. Gulf Coast infrastructure assets to a fund managed by Macquarie Asset Management, a leading global infrastructure and energy asset manager.

This new partnership, Diamond Infrastructure Solutions (“Diamond”), will be a specialist infrastructure provider to Dow and other industrial customers at its five locations in Texas and Louisiana, offering comprehensive services to its tenants with a focus on world class efficiency, reliability and safety. As a dedicated infrastructure company, Diamond will be a new business model with greater strategic focus on operational efficiencies and new customer acquisition. Profitable growth for Diamond will benefit both Dow and Macquarie Asset Management’s future bottom-line results.

Dow expects to receive initial cash proceeds of approximately $2.4 billion based on the sale of its 40% minority equity stake with the potential to generate cash proceeds up to approximately $3.0 billion for a 49% minority equity stake. Macquarie Asset Management will have the option to increase its equity share to 49% within six months of closing. Dow and Macquarie Asset Management expect to close the transaction in the first half of 2025, subject to customary regulatory approvals and other closing conditions.

“Today’s announcement demonstrates Dow’s ongoing commitment to value maximizing actions across our portfolio,” said Jim Fitterling, chair and chief executive officer of Dow. “This transaction further strengthens our financial flexibility and enables continued cash deployment towards the most attractive opportunities that will create long-term value for our stakeholders. We are confident that Macquarie is the right industrially minded partner due to our shared values to ensure the ongoing safe and reliable operations of these assets to support Dow and industrial customers across the U.S. Gulf Coast.”

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Diamond is comprised of certain non-product producing assets (power and steam production, pipelines, environmental operations and general site infrastructure) located at five of Dow’s manufacturing sites in the U.S. Gulf Coast (USGC): Freeport, Texas City, and Seadrift in Texas, as well as Plaquemine and St. Charles in Louisiana. Pipeline and storage assets span across the USGC with connections to major natural gas, NGL and olefin hubs. Dow will maintain control as the majority owner of Diamond to help ensure the continuity of safe and reliable operations.

Macquarie Asset Management is a leading global infrastructure asset manager with a focus on operational excellence. It prioritizes investments in high quality, essential assets that can be improved over time and deliver growth and reliable service to customers, as well as the health and safety of employees. Macquarie Asset Management has specific experience in managing and operating industrial parks, regulated utilities and other industry-oriented infrastructure platforms.

“As a long-term owner of essential infrastructure, we recognize the value that can be unlocked through the development of infrastructure platforms like Diamond Infrastructure Solutions,” said Ben Way, Global Head of Macquarie Asset Management. “We believe that our significant infrastructure experience and capabilities, coupled with Dow’s operational excellence, will deliver additional efficiencies and long-term growth.”

This transaction is another step in Dow’s continued actions to evaluate its ownership of non-product producing assets across its global portfolio. It builds on the previous sale of the Company’s rail infrastructure assets at six North American sites in September, 2020, and the sale of its U.S. Gulf Coast marine and terminal operations and assets in December, 2020.

Citi and Goldman Sachs acted as financial advisor to Dow, and Linklaters provided legal support.

About Dow

Dow (NYSE: DOW) is one of the world’s leading materials science companies, serving customers in high-growth markets such as packaging, infrastructure, mobility and consumer applications. Our global breadth, asset integration and scale, focused innovation, leading business positions and commitment to sustainability enable us to achieve profitable growth and help deliver a sustainable future. We operate manufacturing sites in 31 countries and employ approximately 35,900 people. Dow delivered sales of approximately $45 billion in 2023. References to Dow or the Company mean Dow Inc. and its subsidiaries. Learn more about us and our ambition to be the most innovative, customer-centric, inclusive and sustainable materials science company in the world by visiting www.dow.com.

Cautionary Statement about Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements often address expected future business and financial performance, financial condition, and other matters, and often contain words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “outlook,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “will be,” “will continue,” “will likely result,” “would” and similar expressions, and variations or negatives of these words or phrases.

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Forward-looking statements are based on current assumptions and expectations of future events that are subject to risks, uncertainties and other factors that are beyond Dow’s control, which may cause actual results to differ materially from those projected, anticipated or implied in the forward-looking statements and speak only as of the date the statements were made. These factors include, but are not limited to: sales of Dow’s products; Dow’s expenses, future revenues and profitability; any global and regional economic impacts of a pandemic or other public health-related risks and events on Dow’s business; any sanctions, export restrictions, supply chain disruptions or increased economic uncertainty related to the ongoing conflicts between Russia and Ukraine and in the Middle East; capital requirements and need for and availability of financing; unexpected barriers in the development of technology, including with respect to Dow’s contemplated capital and operating projects; Dow’s ability to realize its commitment to carbon neutrality on the contemplated timeframe, including the completion and success of its integrated ethylene cracker and derivatives facility in Alberta, Canada; size of the markets for Dow’s products and services and ability to compete in such markets; failure to develop and market new products and optimally manage product life cycles; the rate and degree of market acceptance of Dow’s products; significant litigation and environmental matters and related contingencies and unexpected expenses; the success of competing technologies that are or may become available; the ability to protect Dow’s intellectual property in the United States and abroad; developments related to contemplated restructuring activities and proposed divestitures or acquisitions such as workforce reduction, manufacturing facility and/or asset closure and related exit and disposal activities, and the benefits and costs associated with each of the foregoing; fluctuations in energy and raw material prices; management of process safety and product stewardship; changes in relationships with Dow’s significant customers and suppliers; changes in public sentiment and political leadership; increased concerns about plastics in the environment and lack of a circular economy for plastics at scale; changes in consumer preferences and demand; changes in laws and regulations, political conditions or industry development; global economic and capital markets conditions, such as inflation, market uncertainty, interest and currency exchange rates, and equity and commodity prices; business, logistics, and supply disruptions; security threats, such as acts of sabotage, terrorism or war, including the ongoing conflicts between Russia and Ukraine and in the Middle East; weather events and natural disasters; disruptions in Dow’s information technology networks and systems, including the impact of cyberattacks; and risks related to Dow’s separation from DowDuPont Inc. such as Dow’s obligation to indemnify DuPont de Nemours, Inc. and/or Corteva, Inc. for certain liabilities.

Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. A detailed discussion of principal risks and uncertainties which may cause actual results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and the Company’s subsequent Quarterly Reports on Form 10-Q. These are not the only risks and uncertainties that Dow faces. There may be other risks and uncertainties that Dow is unable to identify at this time or that Dow does not currently expect to have a material impact on its business. If any of those risks or uncertainties develops into an actual event, it could have a material adverse effect on Dow’s business. Dow Inc. and The Dow Chemical Company and its consolidated subsidiaries assume no obligation to update or revise publicly any forward-looking statements whether because of new information, future events, or otherwise, except as required by securities and other applicable laws.

About Macquarie Asset Management

Macquarie Asset Management is a global asset manager, integrated across public and private markets. Trusted by institutions, governments, foundations and individuals to manage approximately $US633.7 billion in assets, we provide a diverse range of investment solutions including real assets, real estate, credit and equities & multi-asset.

®TM Trademark of The Dow Chemical Company (“Dow”) or an affiliated company of Dow

Macquarie Asset Management is part of Macquarie Group, a diversified financial group providing clients with asset management, finance, banking, advisory, and risk and capital solutions across debt, equity and commodities. Founded in 1969, Macquarie Group employs over 20,600 people in 34 markets and is listed on the Australian Securities Exchange.

All figures as at 30 September 2024.

Important Notices (Macquarie Asset Management): None of the entities noted in this media release is an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this media release relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

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For further information, please contact:

Rachelle Schikorra

ryschikorra@dow.com

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